MS P2 03/23

IMPORTANT NOTICE REGARDING A CHANGE IN INVESTMENT POLICY

SUPPLEMENT DATED MARCH 1, 2023

TO THE PROSPECTUS DATED MAY 1, 2022

OF FRANKLIN MUTUAL EUROPEAN FUND

(a series of Franklin Mutual Series Funds)

The prospectus is amended as follows:

I. The following is added as the first paragraph under “Fund Summaries – Franklin Mutual European Fund:”

On February 28, 2023, the Board of Trustees approved certain changes to the Franklin Mutual European Fund (the “Fund”) to become effective on or about May 1, 2023. Among other things, the changes include: (1) changing the name of the Fund to the “Franklin Mutual International Value Fund;” (2) changing the Fund’s investment policy from investing, under normal market conditions, at least 80% of the Fund’s net assets in securities of European companies to investing, under normal market conditions, at least 80% of the Fund’s net assets in securities of issuers outside the United States, along with related changes to the Fund’s investment strategies; (3) changing the Fund’s primary benchmark from the MSCI Europe Value Local Index to the MSCI EAFE Value Index; (4) reducing the Fund’s investment management fee rate from a maximum of 0.875% of the value of the Fund’s net assets to a maximum of 0.800% of the value of the Fund’s net assets; and (5) establishing a cap on total operating expenses of 0.95% (not including Rule 12b-1 fees, acquired fund fees and expenses, dividend expense and security borrowing fees for securities sold short and certain non-routine expenses). Also, effective on or about May 1, 2023, Timothy Rankin will be added as a portfolio manager of the Fund.

The Fund reserves the right to change the above at any time.

II. The following is added as the first paragraph under “Fund Details – Franklin Mutual European Fund:”

On February 28, 2023, the Board of Trustees approved certain changes to the Fund to become effective on or about May 1, 2023. Among other things, the changes include: (1) changing the name of the Fund to the “Franklin Mutual International Value Fund;” (2) changing the Fund’s investment policy from investing, under normal market conditions, at least 80% of the Fund’s net assets in securities of European companies to investing, under normal market conditions, at least 80% of the Fund’s net assets in securities of issuers outside the United States, along with related changes to the Fund’s investment strategies; (3) changing the Fund’s primary benchmark from the MSCI Europe Value Local Index to the MSCI EAFE Value Index; (4) reducing the Fund’s investment management fee rate from a maximum of 0.875% of the value of the Fund’s net assets to a maximum of 0.800% of the value of the Fund’s net assets; and (5) establishing a cap on total operating expenses of 0.95% (not including Rule 12b-1 fees, acquired fund fees and expenses, dividend expense and security borrowing fees for securities sold short and certain non-routine expenses). Also, effective on or about May 1, 2023, Timothy Rankin will be added as a portfolio manager of the Fund.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.